                                                                    Exhibit 99.1

                                                                          Form 1
TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED:
January 31, 2003

In re:   American Architectural Products Corporation         CASE NO: 00-43726
         -------------------------------------------         CHAPTER 11
         Debtor                                              Judge: Bodoh


As debtor in possession, I affirm:

     1. That I have reviewed the financial statements attached hereto, consisting of:

             a. Operating Statement (Form 2)

             b. Balance Sheet (Form 3)

             c. Summary of Operations (Form 4)

             d. Monthly Cash Statement (Form 5)

             e. Statement of Compensation (Form 6)

        and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

     2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect except as follows:

                Property insurance on three of the Company's buildings expired January 15, 2003. On January 31, 2003, the Company secured insurance coverage on the property owned by AWS Liquidating Company 2002 which is located in Boardman, Ohio. The Company has been unsuccessful in its attempts to obtain property insurance for the other two buildings. Both of these buildings are owned by Forte, Inc. and are unoccupied. The fair values of these properties are negligible.

     3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

     4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

March 7, 2003                             /s/ Joseph Dominijanni
-------------                             ---------------------------
Date                                      Joseph Dominijanni, President
                                          Debtor in Possession

                                          724-940-2330
                                          ---------------------------
                                          Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.         CASE NUMBER 00-43276

NOTES:

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:

     AAPC Two Acquisition Company           AAPC Three Acquisition Company
     AAPC Four Acquisition Company          AAPC Five Acquisition Company
     AAPC Six Acquisition Company           AGI Liquidation Company 2002; f/k/a
                                            American Glassmith Company
     AWS Liquidation Company 2002, f/k/a    Denver Window Company
     American Weather-Seal Company
     Eagle Window and Door Center, Inc.     E&T 2002 Liquidation Company, f/k/a
                                            Eagle and Taylor Company
     Forte, Inc.                            Fortified Window and Door Company, f/k/a
                                            AAPC One Acquisition Company
     Modern Window Corporation              Thermetic Glass, Inc.
     VinylSource, Inc.                      WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.

New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Property insurance on three of the Company's buildings expired January 15, 2003. On January 31, 2003, the Company secured insurance coverage on the property owned by AWS Liquidating Company 2002 which is located in Boardman, Ohio. The Company has been unsuccessful in its attempts to obtain property insurance for the other two buildings. Both of these buildings are owned by Forte, Inc. and are unoccupied. The fair values of these properties are negligible.

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION                              FORM 3
 CASE # 00-43726
 Balance Sheets
 January 31, 2003

                                                                                   AMERICAN         BINNINGS         DANVID
                                                                 AMERICAN        WEATHER-SEAL       BUILDING         WINDOW
                                                                GLASSMITH INC.     COMPANY          PRODUCTS         COMPANY
                                                                 -----------     ------------     ------------     ------------
 ASSETS
 Cash                                                            $   -           $       (201)    $       (578)    $    109,056
 Accounts receivable -- Pre-petition                                 -                -                 -                   681
 Accounts receivable -- Post-petition                                -                -                  9,161        4,956,682
                                                                 -----------     ------------     ------------     ------------
   Gross Accounts receivable                                         -                -                  9,161        4,957,363
 Less:  Allowance for Doubtful Accounts                              -                -                 -              (264,758)
                                                                 -----------     ------------     ------------     ------------
   Net Accounts Receivable                                           -                -                  9,161        4,692,605
 Intercompany A/R-A/P                                                -                -                 -                -
 Inventories                                                         -                -                 -             1,973,118
 Prepaid expenses and other current assets                           -                -                 -               152,895
                                                                 -----------     ------------     ------------     ------------
 TOTAL CURRENT ASSETS                                                -                   (201)           8,583        6,927,674

 Property, plant & equipment, net                                    -              1,602,880            -            1,778,678
 Deposits and other assets                                           -                -              1,502,640          977,896
                                                                 -----------     ------------     ------------     ------------
 TOTAL NON-CURRENT ASSETS                                            -              1,602,880        1,502,640        2,756,574
                                                                 -----------     ------------     ------------     ------------
                                                                 $   -           $  1,602,679     $  1,511,223     $  9,684,248
                                                                 ===========     ============     ============     ============

 LIABILITIES
 Accounts payable -- Pre-petition                                $   516,595     $  1,842,994     $  2,725,629     $  1,143,195
 Accounts payable -- Post-petition                                   -                -                187,934        1,493,551
                                                                 -----------     ------------     ------------     ------------
   Total Accounts payable                                            516,595        1,842,994        2,913,563        2,636,746
 Accrued expenses - Other                                             25,685          452,127          987,537          351,972
 Accrued expenses - Payroll -- Post-petition                         -                -                  -              413,148
 Accrued expenses - warranty obligations--current                    -                -                  -               -
 Current Portion of Long Term Debt                                   -                -                  -               -
 Current portion of capital lease obligations                        -                -                  -               45,222
                                                                 -----------     ------------     ------------     ------------
 TOTAL CURRENT LIABILITIES                                           542,280        2,295,121        3,901,100        3,447,088

 Long-term capital lease obligations, less current portion                 -          -                  -               54,393
 Intercompany investment                                           3,201,662       38,367,561       26,446,907       17,803,365
 Intercompany payable/(receivable)                                  (646,593)      (9,590,600)      19,991,557       (1,502,018)
 Accrued warranty obligations, less current portion                 -                 -                  -            1,009,840
Other liabilities                                                   -                 -                  -            1,238,736
                                                                 -----------     ------------     ------------     ------------
 TOTAL LONG-TERM LIABILITIES                                       2,555,069       28,776,961       46,438,464       18,604,316
                                                                 -----------     ------------     ------------     ------------
 TOTAL  LIABILITIES                                                3,097,349       31,072,082       50,339,564       22,051,404

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares;                 -                -                  -                  765
 Additional paid in capital                                          -                -                  -            1,008,849
 Treasury stock                                                      -                -                  -               -
 Retained earnings                                                (3,097,349)     (29,469,403)     (48,828,341)     (13,376,770)
                                                                 -----------     ------------     ------------     ------------
 TOTAL  STOCKHOLDERS' EQUITY (DEFICIT)                            (3,097,349)     (29,469,403)     (48,828,341)     (12,367,156)
                                                                 -----------     ------------     ------------     ------------
                                                                 $   -           $  1,602,679     $  1,511,223     $  9,684,248
                                                                 ===========     ============     ============     ============



                                                                                                       EAGLE
                                                                    EAGLE &          DENVER           WINDOW
                                                                     TAYLOR          WINDOW           AND DOOR        THERMETIC
                                                                    COMPANY          COMPANY         CENTER INC.      GLASS, INC.
                                                                  ------------     ------------     ------------     ------------
 ASSETS
 Cash                                                             $    -           $    -           $    -           $    -
 Accounts receivable -- Pre-petition                                   -                -                -                -
 Accounts receivable -- Post-petition                                  -                -                -                -
                                                                  ------------     ------------     ------------     ------------
   Gross Accounts receivable                                           -                -                -                -
 Less:  Allowance for Doubtful Accounts                                -                -                -                -
                                                                  ------------     ------------     ------------     ------------
   Net Accounts Receivable                                                              -                -                -
 Intercompany A/R-A/P                                                  712,459       (1,014,024)         -                -
 Inventories                                                                            -                -                -
 Prepaid expenses and other current assets                               8,990          -                -                -
                                                                  ------------     ------------     ------------     ------------
 TOTAL CURRENT ASSETS                                                  721,449       (1,014,024)         -                -

 Property, plant & equipment, net                                      724,952          -                -                -
 Deposits and other assets                                             -                -                -                -
                                                                  ------------     ------------     ------------     ------------
 TOTAL NON-CURRENT ASSETS                                              724,952          -                -                -
                                                                  ------------     ------------     ------------     ------------
                                                                  $  1,446,401     $ (1,014,024)    $    -           $    -
                                                                  ============     ============     ============     ============

 LIABILITIES
 Accounts payable -- Pre-petition                                 $    945,635     $     31,372     $        502     $     31,321
 Accounts payable -- Post-petition                                     -                -                -                -
                                                                  ------------     ------------     ------------     ------------
   Total Accounts payable                                              945,635           31,372              502           31,321
 Accrued expenses - Other                                              -                -                -                  5,000
 Accrued expenses - Payroll -- Post-petition                           -                -                -                -
 Accrued expenses - warranty obligations--current                      -                -                -                -
 Current Portion of Long Term Debt                                     -                -                -                -
 Current portion of capital lease obligations                          -                -                -                -
                                                                  ------------     ------------     ------------     ------------
 TOTAL CURRENT LIABILITIES                                             945,635           31,372              502           36,321

 Long-term capital lease obligations, less current portion                   -          -                -                 -
 Intercompany investment                                            11,990,385          221,015          -              4,201,527
 Intercompany payable/(receivable)                                 (92,917,861)         -              3,219,382        6,432,638
 Accrued warranty obligations, less current portion                          -          -                -                 -
Other liabilities                                                      -                -                -                 -
                                                                  ------------     ------------     ------------     ------------
 TOTAL LONG-TERM LIABILITIES                                       (80,927,476)         221,015        3,219,382       10,634,165
                                                                  ------------     ------------     ------------     ------------
 TOTAL  LIABILITIES                                                (79,981,841)         252,387        3,219,884       10,670,486

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares;                     2,000          -                -                 -
 Additional paid in capital                                            -                -                -                 -
 Treasury stock                                                        -                -                -                 -
 Retained earnings                                                  81,426,242       (1,266,411)      (3,219,884      (10,670,486)
                                                                  ------------     ------------     ------------     ------------
 TOTAL  STOCKHOLDERS' EQUITY (DEFICIT)                              81,428,242       (1,266,411)      (3,219,884)     (10,670,486)
                                                                  ------------     ------------     ------------     ------------
                                                                  $  1,446,401     $ (1,014,024)    $    -           $     -
                                                                  ============     ============     ============     ============







                                                                      CORPORATE        FORTE, INC.
                                                                     ------------     ------------
 ASSETS
 Cash                                                                $ 53,181,650     $    -
 Accounts receivable -- Pre-petition                                       -               -
 Accounts receivable -- Post-petition                                      61,909          -
                                                                     ------------     ------------
   Gross Accounts receivable                                               61,909          -
 Less:  Allowance for Doubtful Accounts                                    -               -
                                                                     ------------     ------------
   Net Accounts Receivable                                                 61,909          -
 Intercompany A/R-A/P                                                      -
 Inventories                                                               -               -
 Prepaid expenses and other current assets                                570,169          -
                                                                     ------------     ------------
 TOTAL CURRENT ASSETS                                                  53,813,728          -

 Property, plant & equipment, net                                       1,332,432          200,000
 Deposits and other assets                                                605,829          -
                                                                     ------------     ------------
 TOTAL NON-CURRENT ASSETS                                               1,938,261          200,000
                                                                     ------------     ------------
                                                                     $ 55,751,989     $    200,000
                                                                     ============     ============

 LIABILITIES
 Accounts payable -- Pre-petition                                    $    902,474     $    -
 Accounts payable -- Post-petition                                        106,530          -
                                                                     ------------     ------------
   Total Accounts payable                                               1,009,004          -
 Accrued expenses - Other                                              18,937,566          -
 Accrued expenses - Payroll -- Post-petition                               67,691          -
 Accrued expenses - warranty obligations--current                          -               -
 Current Portion of Long Term Debt                                    132,500,000          -
 Current portion of capital lease obligations                              -               -
                                                                     ------------     ------------
 TOTAL CURRENT LIABILITIES                                            152,514,261          -

 Long-term capital lease obligations, less current portion                 -               -
 Intercompany investment                                             (105,926,487)         366,907
 Intercompany payable/(receivable)                                     57,653,158       17,357,330
 Accrued warranty obligations, less current portion                        -               -
Other liabilities                                                          10,541          -
                                                                     ------------     ------------
 TOTAL LONG-TERM LIABILITIES                                          (48,262,788)      17,724,237
                                                                     ------------     ------------
 TOTAL  LIABILITIES                                                   104,251,473       17,724,237

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares;                    1,661,466          484,601
 Additional paid in capital                                             6,934,698        5,276,329
 Treasury stock                                                          (100,000)         -
 Retained earnings                                                    (56,995,648)     (23,285,167)
                                                                     ------------     ------------
 TOTAL  STOCKHOLDERS' EQUITY (DEFICIT)                                (48,499,484)     (17,524,237)
                                                                     ------------     ------------
                                                                     $ 55,751,989     $    200,000
                                                                     ============     ============









 THE FOLLOWING COMPANIES ARE INACTIVE:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation                                           AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation                                         AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation                                          AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation                                          AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION                              FORM 2
 CASE # 00-43726
 Operating Statement
 For the month ended December 31, 2002

                                                                                   AMERICAN         BINNINGS         DANVID
                                                                 AMERICAN        WEATHER-SEAL       BUILDING         WINDOW
                                                                GLASSMITH INC.     COMPANY          PRODUCTS         COMPANY
                                                                 -----------     ------------     ------------     ------------
 Net Sales                                                       $   -           $   -              $   -          $  5,170,518

 Cost of Sales                                                       -               -                  -             4,488,573
                                                                 -----------     ------------     ------------     ------------
 Gross Profit                                                        -               -                  -               681,945

 Selling Expense                                                     -               -                  -               428,950
 General and Administrative Expenses                                 -               -                  -               226,848
                                                                 -----------     ------------     ------------     ------------
   Income (Loss) from Operations                                     -               -                  -                26,147

 Interest Expense, net                                               -               -                  -                13,554
 Reorganization Costs                                                -               -                  -                -
 Other (Income) Expense                                                2,401           36,620           18,568            1,649
                                                                 -----------     ------------     ------------     ------------
   Income (Loss) Before Taxes                                         (2,401)         (36,620)         (18,568)          10,944

 Income Taxes                                                        -               -                  -                -
                                                                 -----------     ------------     ------------     ------------
   Net Income (Loss)                                             $   (2,401)     $    (36,620)    $    (18,568)    $     10,944
                                                                 ===========     ============     ============     ============




                                                                                                       EAGLE
                                                                    EAGLE &          DENVER           WINDOW
                                                                     TAYLOR          WINDOW           AND DOOR        THERMETIC
                                                                    COMPANY          COMPANY         CENTER INC.      GLASS, INC.
                                                                  ------------     ------------     ------------     ------------

 Net Sales                                                        $    -           $    -           $    -           $     -

 Cost of Sales                                                         -                -                -                 -
                                                                  ------------     ------------     ------------     ------------
 Gross Profit                                                          -                -                -                 -

 Selling Expense                                                       -                -                -                 -
 General and Administrative Expenses                                   -                -                -                 -
                                                                  ------------     ------------     ------------     ------------
   Income (Loss) from Operations                                       -                -                -                 -

 Interest Expense, net                                                 -                -                -                 -
 Reorganization Costs                                                  -                -                -                 -
 Other (Income) Expense                                                 (2,264)             300              350              283
                                                                  ------------     ------------     ------------     ------------
   Income (Loss) Before Taxes                                            2,264             (300)            (350)            (283)

 Income Taxes                                                          -                -                -                 -
                                                                  ------------     ------------     ------------     ------------
   Net Income (Loss)                                                   $ 2,264     $       (300)    $       (350)    $       (283)
                                                                  ============     ============     ============     ============






                                                                      FORTE, INC.       CORPORATE
                                                                     ------------     ------------

 Net Sales                                                           $     -          $     -

 Cost of Sales                                                             -                -
                                                                     ------------     ------------

 Gross Profit                                                              -                -

 Selling Expense                                                           -                     -
 General and Administrative Expenses                                       -              204,666
                                                                     ------------     ------------

   Income (Loss) from Operations                                           -              (204,666)

 Interest Expense, net                                                     -                -
 Reorganization Costs                                                      -               243,830
 Other (Income) Expense                                                    (5,290)         (75,327)
                                                                     ------------     ------------

   Income (Loss) Before Taxes                                               5,290         (373,169)

 Income Taxes                                                              -                -
                                                                     ------------     ------------

   Net Income (Loss)                                                 $      5,290     $  (373,169)
                                                                     ============     ============











 THE FOLLOWING COMPANIES ARE INACTIVE:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation            AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation          AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation           AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation           AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

Monthly Summary of Operations                                            Form 4
BINNINGS BUILDING PRODUCTS, INC.,
Period Ended: JANUARY 31, 2003                             Case Number 00-43726
Schedule of Postpetition Taxes Payable



                                                     Beginning            Accrued/           Payments/           Ending
                                                      Balance             Withheld            Deposits          Balance
                                                      -------             --------            --------          -------
Income taxes withheld:
Federal                                               $ -                 $ -                $ -              $ -
State                                                   -                   -                  -                -
Local                                                   -                   -                  -                -

FICA withheld                                           -                   -                  -                -

Employers FICA                                          -                   -                  -                -

Unemployment tax:
Federal                                                 -                   -                  -                -
State                                                   -                   -                  -                -

Sales, use & excise                                     -                   -                  -                -

Property tax                                            -                   -                  -                -

Other taxes                                             -                   -                  -                -

                                                      -------             ---------          ---------        ----
Total                                                 $ -                 $ -                $ -              $ -
                                                      =======             =========          =========        ====


Aging of accounts receivable and post-petition accounts payable

Age in days                                     0-30                 30-60               Over 60

Post petition
accounts payable                                $ -                  $ -                 $ 187,934

Accounts receivable                             $ -                  $ -                 $ -

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Binnings Acquisition, Inc.                  187,934 Billing in dispute

Monthly Summary of Operations                              Form 4
DANVID WINDOW COMPANY                                      Case Number 00-43726
Period Ended: JANUARY 31, 2003
Schedule of Postpetition Taxes Payable

                                                     Beginning           Accrued/           Payments/          Ending
                                                      Balance            Withheld           Deposits          Balance
                                                      -------            --------           --------          -------
Income taxes withheld:
Federal                                                    $ -            $ 97,375          $ 97,375              $ -
State                                                        -                   -                 -                -
Local                                                        -                                                      -

FICA withheld                                                -              69,497            69,497                -

Employers FICA                                               -              69,497            69,497                -

Unemployment tax:
Federal                                                      -               8,936             8,936                -
State                                                        -              26,231            26,231                -

Sales, use & excise                                     65,248              91,436            65,248           91,436

Property tax                                                 -                   -                 -                -

Other taxes                                                  -                   -                 -                -

                                                      ----------------------------------------------------------------
Total                                                 $ 65,248           $ 362,972         $ 336,784         $ 91,436
                                                      ===============================================================



Aging of accounts receivable and post-petition accounts payable

Age in days                                            0-30                30-60             Over 60           Total
                                                       ----                -----             -------           -----

Post petition
accounts payable                                          $ 503,140           $ 4,413           $ 9,072         $ 516,625

Accounts receivable                                     $ 4,282,824         $ 487,424         $ 155,241        $4,925,489

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

DANVID WINDOW COMPANY                                                    Form 4
Post Petition Accounts Payable 30 days old.                Case Number 00-43726
Period Ended: January 31, 2003

         VENDOR NAME                  AMOUNT OWED   DATE ACCOUNT OPENED         REASON FOR NON PAYMENT
         -----------                  -----------   -------------------         ----------------------

Cardianl IG                           $ 3,075.56        Not on File               Paid February 7, 2003
TXU Energy                             10,409.57        Not on File               Paid February 7, 2003
                                      ----------
Total                                 $13,485.13
                                      ==========

Monthly Summary of Operations                                            Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: JANUARY 31, 2003                             Case Number 00-43726
Schedule of Postpetition Taxes Payable

                              Beginning        Accrued/         Payments/          Ending
                               Balance         Withheld          Deposits          Balance
                              ---------        --------         ---------          -------
Income taxes withheld:
Federal                       $ -                                                  $ -
State                           -                                                    -
Local                           -                                                    -

FICA withheld                   -                                                    -

Employers FICA                  -                                                    -

Unemployment tax:
Federal                         -                                                    -
State                           -                                                    -

Sales, use & excise             -                                  -                 -

Property tax                    -                                                    -

Other taxes                     -                                                    -

                              ---------------------------------------------------------
Total                         $ -             $ -                $ -               $ -
                              =========================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                          0-30             30-60           Over 60             Total
                                     ----             -----           -------             -----
Post petition
accounts payable                     $ 18,582         $ 34,615        $ 53,334            $ 106,531

Accounts recievable                               Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                                                                          FORM 4
                      AMERICAN ARCHITECTURAL PRODUCTS CORP.
                                A/P AGING DETAIL
                             AS OF JANUARY 31, 2003

                     DATE                           NAME                        OPEN BALANCE
                 --------------    ---------------------------------------   ------------------
Current
                      1/7/2003     Business Telephone Supply                           $ 79.50
                     1/22/2003     Pitney Bowes Credit Corporation                      330.97
                     1/30/2003     Modern Office Products, Inc.                         124.84
                     1/16/2003     Corporate Express-Wexford                            202.96
                     1/22/2003     Quest                                                 38.00
                     1/30/2003     Modern Office Products, Inc.                          95.56
                     1/30/2003     Modern Office Products, Inc.                           3.60
                     1/30/2003     North Pittsburgh Telephone Company                   163.52
                     1/30/2003     Merrill Lynch, Pierce, Fenner & Smith Inc          2,390.00
                     1/30/2003     Modern Office Products, Inc.                          47.58
                      1/1/2003     Tamcon                                             5,757.32
                     1/30/2003     Labyrinth Management Group                         5,841.65
                     1/30/2003     Maverick Consulting                                3,506.00
                                                                             ------------------
Total Current                                                                        18,581.50

31 - 60
                    12/16/2002     Squire, Sanders & Dempsey LLP                      7,958.40     a
                    11/21/2002     Kramer Levin Naftalis & Frankel LLP               24,466.20     a
                     12/2/2002     Nadler Nadler & Burdman Co.                        2,190.30     a
                                                                             ------------------
Total 31 - 60                                                                        34,614.90

> 60
                     1/12/2001     ADP, Inc.                                          3,632.62     b
                     2/28/2001     Ameritech                                            553.51     b
                      9/5/2001     American Commercial Holdings, Inc.                26,004.46     b
                     9/12/2002     Kramer Levin Naftalis & Frankel LLP               23,143.01     a
                                                                             ------------------
Total > 60                                                                           53,333.60
                                                                             ------------------
TOTAL                                                                               106,530.00
                                                                             ==================


    a  Will be paid upon submission and confirmation of final fee application.

    b  In dispute

DANVID WINDOW COMPANY                                                    Form 5
Monthly Cash Statement                                     Case Number 00-43726
For the month ending January 31, 2003

                                      General             Payroll            Lockbox
                                    ----------         -----------         -----------
 Beginning book balance             $ (129,002)        $     4,812         $   404,803
 Receipts                                    -                   -           3,604,002
 Transfers received                  3,394,734           1,103,520                   -
                                 ------------------------------------------------------
 Balance available                   3,265,732           1,108,332           4,008,805
 Disbursements                      (3,842,264)         (1,109,799)                  -
 Transfers sent                              -                   -          (3,898,782)
                                 ------------------------------------------------------
 Ending book balance                $ (576,532)           $ (1,468)        $   110,024
                                 ======================================================


 Attach copies of the most recent reconciled bank statements from each account.

 GENERAL ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   527 Chartiers Avenue
                                   McKees Rocks, PA  15136
 Account Number:                   0658765843

 PAYROLL ACCOUNT:
 Name and Address:                 Bank of America
                                   P.O. Box 798
                                   Witchita, KS  67201
 Account Number:                   1390059896

 LOCKBOX ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   4100 West 150th Street
                                   Cleveland, OH  44135
 Account number:                   951286

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 $400.00 in petty cash with controller
 $100.00 in cash change drawer for cash sales.


 Date:                            March 4, 2003

 Signature:                        /s/ Lee Morton
                                  ------------------------------
                                   Debtor in Possession

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726

 Daily Summary of Cash Receipts for the month of: January 2003

 Date             General           Payroll           Lockbox
--------         ----------        ----------       -----------
      1           $      -          $      -        $       686
      2                                                  57,201
      3                                                 311,200
      4                                                       -
      5                                                       -
      6                                                 275,617
      7                                                  67,255
      8                                                 182,604
      9                                                       -
     10                                                       -
     11                                                  38,061
     12                                                  82,024
     13                                                 633,765
     14                                                  46,537
     15                                                 176,237
     16                                                       -
     17                                                   2,316
     18                                                 177,297
     19                                                 151,077
     20                                                 209,664
     21                                                  83,206
     22                                                 152,391
     23                                                  46,885
     24                                                  66,252
     25                                                       -
     26                                                       -
     27                                                 393,338
     28                                                  75,918
     29                                                 167,768
     30                                                  85,218
     31                                                 121,484
          ------------------------------------------------------
 Total            $      -          $      -        $ 3,604,002
          ======================================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726

 Daily Summary of Cash Disbursements for the month of: January 2003
 Note: Disbursements equals checks written and other bank transfers.

 Date             General           Payroll           Lockbox
--------         ----------        ----------       -----------
      1         $         -       $         -         $     -
      2             209,524
      3             280,734
      4
      5
      6              56,597
      7              59,710           171,981
      8              95,386
      9             226,557
     10             426,055
     11
     12
     13             120,148
     14              55,822
     15             177,817           327,129
     16             206,024
     17             298,377
     18
     19
     20              84,309
     21              96,673
     22              72,107           293,305
     23             314,588
     24             181,298
     25
     26
     27              91,900
     28              70,390
     29              44,756           317,384
     30             306,253
     31             367,239
          -------------------------------------------------------
 Total          $ 3,842,264       $ 1,109,799         $     -
          =======================================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726

 Daily Summary of cash transfers for the month of January 2003
 Disbursements from:

 Date             General           Payroll           Lockbox
--------         ----------        ----------       -----------
      1           $       -         $        -      $         -
      2
      3                                                 467,394
      4
      5
      6                                                 316,998
      7                                                 285,264
      8                                                  51,811
      9                                                 182,604
     10                                                  38,061
     11
     12
     13                                                  82,346
     14                                                 633,682
     15                                                  46,298
     16                                                 176,232
     17                                                 179,613
     18
     19
     20
     21                                                 360,822
     22                                                  83,125
     23                                                 152,391
     24                                                      40
     25
     26
     27                                                 113,505
     28                                                 403,131
     29                                                  72,130
     30                                                 167,768
     31                                                  85,566
           ------------------------------------------------------
 Total            $       -         $        -      $ 3,898,782
           ======================================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726

 Daily Summary of cash transfers for the month of January 2003
Disbursements to:


 Date               General           Payroll           Lockbox
--------           ----------        ----------       -----------
       1
       2              40,023
       3             133,380
       4
       5
       6              37,072
       7             108,521
       8             197,498             171,981
       9             250,518
      10              36,692
      11
      12
      13             163,828
      14             171,729
      15             303,247             327,129
      16             325,133
      17             115,312
      18
      19
      20
      21             186,367
      22             245,712             293,238
      23             234,117
      24             226,291
      25
      26
      27              37,993
      28             114,254
      29              48,050             311,171
      30              79,836
      31             339,162
           -------------------------------------------------------
 Total           $ 3,394,734         $ 1,103,520        $      -
           =======================================================

DANVID WINDOW COMPANY                                                     Form 5
BANK RECONCILIATION - NAT'L CITY BANK #0658765835               Case No 00-43726
CHECKING ACCOUNT GL ACCTS 1010 AND 1011
For The Month Ended January 31, 2003

                                                Beginning        Disbursements      Deposits        Transfers            Ending
                                              -------------     ----------------   ----------    --------------     ---------------
Bank
     Per bank                                  $          -       $(3,381,480.84)                $ 3,381,480.84      $           -
        Prior O/S checks                        (129,334.87)          129,334.87                                                 -
        Current O/S checks                                           (598,626.40)                                      (598,626.40)
                                                                                                                                 -
                                              -------------------------------------------------------------------------------------

     Adjusted bank balance                     $(129,334.87)      $(3,850,772.37)   $      -     $ 3,381,480.84      $ (598,626.40)
                                              =====================================================================================

General ledger
     Per ledger
        Balance acct 1010                      $(129,001.71)      $(2,655,554.13)                $ 2,186,344.33      $ (598,211.51)
        Balance acct 1011                                 -        (1,186,709.74)                  1,208,389.38          21,679.64
                                              -------------------------------------------------------------------------------------
        Total general ledger balance            (129,001.71)       (3,842,263.87)          -       3,394,733.71        (576,531.87)
        ACCT 1010 REC ITEMS
        -------------------
        UPS 12/27/02                                (333.16)              333.16                                                -
        UPS 01/31/03                                                     (414.89)                                          (414.89)
        1/30 Bk Dr. shd be to 1015                                      1,000.00                      (1,000.00)                -
        1/6/03 NEXENSEM                                                12,252.87                     (12,252.87)                -

        ACCT 1011 REC ITEMS
        -------------------
        PPG 1/30/03                                                   (21,679.64)                                       (21,679.64)
                                              -------------------------------------------------------------------------------------

     Adjusted ledger balance                   $(129,334.87)      $(3,850,772.37)   $      -     $ 3,381,480.84      $ (598,626.40)
                                              =====================================================================================

DANVID WINDOW COMPANY                                                    Form 5
BANK RECONCILIATION - #1390059896                              Case No 00-43726
PAYROLL ACCOUNT ACCT #1020
FOR THE MONTH ENDED JANUARY 31, 2003

                                          Beginning           Checks               Deposits          Wires/Other        Ending
                                        ------------     ----------------      --------------      ---------------   --------------
Bank
   Per bank - 13900059896               $ 199,612.61     $ (1,115,982.30)      $ 1,103,519.75      $                 $ 187,150.06
      Prior O/S checks                    (60,572.98)          60,572.98                                                        -
      Current O/S checks                                     (192,961.83)                                             (192,961.83)
      ADP tax withdrawals                                     307,043.30                             (307,043.30)               -
      ADP garnishment withdrawals                               5,659.42                               (5,659.42)               -
      ADP fee withdrawals                                       6,127.63                               (6,127.63)               -
      Bank fees                                                 1,147.52                               (1,147.52)               -
      Direct Deposits                                         157,883.12                             (157,883.12)               -

                                      ---------------------------------------------------------------------------------------------

   Adjusted bank balance                $ 139,039.63       $ (770,510.16)      $ 1,103,519.75      $ (477,860.99)    $  (5,811.77)
                                      =============================================================================================

General ledger
   Per ledger                             $ 4,811.84       $ (768,812.10)      $ 1,103,519.75      $ (340,987.04)    $  (1,467.55)
      Check order fee 11/14/02                (34.50)                                                      34.50                -
      October Bank fee                     (1,143.92)                                                   1,143.92                -
      Check #2136 NR                         (654.03)                                                                     (654.03)
      Check #2137 NR                         (622.52)                                                                     (622.52)
      Check #2138 NR                         (552.26)                                                                     (552.26)
      Check #2140 NR                         (592.47)                                                                     (592.47)
      Check #2141 NR                       (1,856.44)                                                                   (1,856.44)
      Check #2142 NR                          (66.50)                                                                      (66.50)
      Deposit 12/31/02                      1,698.06           (1,698.06)                                                       -
      Bank fees Nov.2002                     (976.45)                                                     976.45                -
      Week 52 payroll fee                  (1,012.54)                                                   1,012.54                -
      Week 53 Wire 12/31/02               141,952.82                                                 (141,952.82)               -
      Adp tax diff wk 49                   (1,911.46)                                                   1,911.46                -
                                      ---------------------------------------------------------------------------------------------

   Adjusted ledger balance              $ 139,039.63       $ (770,510.16)      $ 1,103,519.75      $ (477,860.99)    $  (5,811.77)
                                      =============================================================================================

Unreconciled difference                 $          -       $           -       $            -      $           -     $          -
                                      =============================================================================================

DANVID WINDOW COMPANY                                                    Form 5
BANK RECONCILIATION - NATIONAL CITY #951286                     Case No 00-43726
DEPOSITORY ACCOUNT GL ACCT 1015
FOR THE MONTH ENDED JANUARY 31, 2003

                                                    Beginning    Disbursements   Deposits        Transfers            Ending
                                                 ------------------------------------------------------------------------------
     Per bank                                       $         -                $ 3,800,470.30   $(3,800,470.30)    $         -
        Prior deposits in transit                                                                                            -
        01/01/2003                                   393,297.48                   (393,297.48)                               -
                                                                                                                             -
                                                                                                                             -
        Current deposits in transit                                                                                          -
        01/31/03                                                                   109,356.55                       109,356.55


                                                 ------------------------------------------------------------------------------

     Adjusted bank balance                          $393,297.48    $   -       $ 3,516,529.37   $(3,800,470.30)    $109,356.55
                                                 ==============================================================================

General ledger
     Per ledger                                     $404,802.83                $ 3,505,691.02   $(3,800,470.30)    $110,023.55
        Harrigan Custom  10/07/02 #1276 Bk.error       1,000.00                     (1,000.00)                               -
        Interim Acct 10/7/02 #10067 Bk. Error           (600.00)                                                       (600.00)
        Williams Buildg Supp. #3173 Bk.error             (67.00)                                                        (67.00)
        Window Factory wire 12/18/02                   1,941.10                     (1,941.10)                               -
        Window Factory wire 12/18/02                   1,021.95                     (1,021.95)                               -
        Window Factory wire 12/18/02 PO# 24252Y          826.92                       (826.92)                               -
        84 Lum wire diff. 12/31/02                       685.77                       (685.77)                               -
        Nsf Scott Spence #1841 12/6/02                   (85.17)                        85.17                                -
        Nsf Woodmill Inc #149  12/19/02               (7,093.78)                     7,093.78                                -
        Nsf Woodmill Inc #117  12/19/02               (9,135.14)                     9,135.14                                -
                                                 ------------------------------------------------------------------------------

     Adjusted ledger balance                        $393,297.48    $   -       $ 3,516,529.37  $(3,800,470.30)     $109,356.55
                                                 ==============================================================================
Unreconciled difference                             $         -    $   -       $            -  $            -      $         -
                                                 ==============================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY CASH STATEMENT                                      Case Number 00-43726
FOR THE MONTH ENDED JANUARY 31, 2003

                                  NATIONAL CITY                            NATIONAL CITY         NATIONAL CITY            EURO
                                  DISBURSEMENT           LOCKBOX           DISBURSEMENT           INVESTMENT           OVERNIGHT
                                  ------------           -------           ------------           ----------           ---------
Beginning book balance             $ (164,447)        $         -           $    51,672         $ 47,519,632         $ 7,763,000
ADJUSTMENT                                  -                   -                     -                    -                   -
RECEIPTS                                    -           4,364,790                 2,262               53,258                   -
TRANSFERS RECEIVED                    955,748                   -            12,024,790            5,500,000                   -
                          -------------------------------------------------------------------------------------------------------
BALANCE AVAILABLE                     791,301           4,364,790            12,078,724           53,072,890           7,763,000
DISBURSEMENTS                        (918,955)                  -            (6,446,011)                   -                   -
TRANSFERS SENT                              -          (4,364,790)           (5,500,000)          (1,500,000)         (6,160,000)
                          -------------------------------------------------------------------------------------------------------
ENDING BOOK BALANCE                $ (127,653)        $         -           $   132,713         $ 51,572,890         $ 1,603,000
                          =======================================================================================================


Attach copies of the most recent reconciled bank statements from each account.


DISBURSEMENT ACCOUNT:
Name & Address                National City Bank
                              527 Chartiers Ave.
                              McKees Rocks, Pa  15136
Account Number                  658765800  Based on account availability National City Bank invests the balance in an overnight Euro Investment

LOCKBOX ACCOUNT:
Name & Address                National City Bank
                              PO Box 951288
                              Cleveland, Ohio 44193
Account number                951288

INVESTMENT ACCOUNT
Name and Address              Dreyfus Gov't Cash Management Account
                              National City Bank
                              Pittsburgh, Pa. 15222
Account Number                4603941


Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

PETTY CASH:                   $       600

Date:                          March 4, 2003

Signature:                    /s/ Conni K. McIsaac
                              ---------------------------------------
                              Debtor in Possession


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Receipts for the month of January 2003


                                                             EURO           NATIONAL CITY
DATE           DISBURSEMENT            LOCKBOX            INVESTMENT          INVESTMENT
----           ------------            -------            ----------          ----------
     1         $          -         $           -      $            -       $          -
     2                                      2,854
     3                                    474,542
     4
     5

     6                                    343,904
     7                                    492,178
     8                                     64,721
     9                                    191,854
    10                                     53,688
    11
    12

    13                                    104,403
    14                                    638,269
    15                                    115,444
    16                                    181,673
    17                                    182,945
    18
    19
    20

    21                                    362,116
    22                                     83,756
    23                                    164,696
    24                                      7,527
    25
    26

    27                                    119,539
    28                                    405,104
    29                                     75,698
    30                                    214,274
    31                                     85,604
Interest                                                        2,262            53,258
Net Deposits

                 ------------------------------------------------------------------------
Total          $          -         $   4,364,790      $        2,262       $     53,258
                 ========================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION --CORPORATE                   Form 5
                                                            Case Number 00-43726

Daily Summary of Cash Disbursements for the month of January 2003
Note: Disbursements equal checks written and other payments to vendors.


               National City                                           National City
      Date        Checks               Lockbox        Investment       Disbursement
      ----     ------------            -------        ----------       ------------
         1     $           -         $       -       $         -      $           -
         2                                                                  212,788
         3           200,659                                                240,965
         4
         5

         6                                                                  259,500
         7                                                                  189,889
         8                                                                  377,084
         9                                                                  396,076
        10            36,636                                                 59,709
        11
        12

        13                                                                  213,973
        14                                                                  172,178
        15                                                                  649,558
        16                                                                  724,313
        17            30,321                                                121,158
        18
        19
        20

        21                                                                  205,017
        22                                                                  549,975
        23                                                                  253,580
        24           554,465                                                236,607
        25
        26

        27                                                                  108,324
        28                                                                  286,545
        29                87                                                414,253
        30                                                                  430,330
        31            94,703                                                341,065
 UPS                   2,084
 NSF Checks
 Analysis charge                                                              3,125
                   -------------------------------------------------------------------------
 Total             $ 918,955         $       -       $         -      $   6,446,011
                   =========================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of January 2003
Note: Transfers represent funds transferred from/to other Bank Accounts


TRANSFERRED FROM:                                    NATIONAL CITY       EURO            NATIONAL CITY
     DATE      DISBURSEMENT            LOCKBOX        INVESTMENT       OVERNIGHT          DISBURSEMENT
     ----      ------------            -------        ----------       ---------          ------------
          1    $          -          $       -       $         -      $        -        $            -
          2                              2,854
          3                            474,542
          4
          5

          6                            343,904                                               5,500,000
          7                            492,178
          8                             64,721
          9                            191,854
         10                             53,688
         11
         12

         13                            104,403
         14                            638,269
         15                            115,444           500,000
         16                            181,673
         17                            182,945
         18
         19
         20

         21                            362,116
         22                             83,756
         23                            164,696           500,000
         24                              7,527
         25
         26

         27                            119,539
         28                            405,104           500,000
         29                             75,698
         30                            214,274
         31                             85,604
To Disbursement account
Interest
Adj for Euro month end difference                                      6,160,000                     -
To Investment Account
          -----------------------------------------------------------------------------------------------------
 Total         $          -          $4,364,790      $ 1,500,000      $6,160,000        $    5,500,000
          =====================================================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726

Daily Summary of cash transfers for the month of January 2003
Note:  Transfers represent funds transferred from/to other Bank Accounts



TRANSFERRED FROM:                                     National City       Euro            National City
        Date        Disbursement        Lockbox        Investment       Overnight          Disbursement
        ----        ------------        -------        ----------       ---------          ------------
          1    $          -          $       -       $         -      $        -        $            -
          2              157,296                                                                 2,854
          3                5,228                                                               474,542
          4
          5

          6              194,651                       5,500,000                               343,904
          7                5,224                                                               492,178
          8                  461                                                                64,721
          9                  604                                                               191,854
         10                2,633                                                                53,688
         11
         12

         13                  309                                                               104,403
         14                  209                                                               638,269
         15                5,864                                                               615,444
         16               22,485                                                               181,673
         17                  185                                                               182,945
         18
         19
         20

         21                2,978                                                               362,116
         22               10,112                                                                83,756
         23               19,463                                                               664,696
         24                1,390                                                                 7,527
         25
         26

         27                3,408                                                               119,539
         28              166,277                                                               905,104
         29                4,574                                                                75,698
         30              350,494                                                               214,274
         31                1,903                                                                85,604
 From Investment Account
 Interest
 Adj for Euro month-end difference                                             -             6,160,000
 To investment account

          ---------------------------------------------------------------------------------------------------------
 Total           $       955,748      $        -     $ 5,500,000       $        -       $   12,024,790
          =========================================================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
JANUARY 31, 2003                                           Case Number 00-43726


Balance per Bank                                                  $ 132,713.23

Less:  Outstanding Checks
10/25/02                               7812           125.00
01/17/03                               8041            35.00
01/24/03                               8052           118.25
01/24/03                               8056         1,062.84
01/24/03                               8066           189.21
01/24/03                               8069            50.00
01/24/03                               8070            50.45
01/24/03                               8071            50.45
01/24/03                               8072            50.00
01/24/03                               8073            50.45
01/24/03                               8074            50.00
01/24/03                               8075            50.45
01/24/03                               8076            50.45
01/24/03                               8077           560.01
01/24/03                               8078            50.45
01/24/03                               8079            50.45
01/24/03                               8080        30,020.00
01/24/03                               8081            50.00
01/24/03                               8082            50.00
01/24/03                               8083            50.00
01/24/03                               8084            50.00
01/24/03                               8085            50.00
01/29/03                               8086            86.54
01/30/03                               8087            50.00
01/30/03                               8088           145.00
01/30/03                               8089           642.33
01/30/03                               8090            19.81
01/30/03                               8091         3,580.00
01/30/03                               8092           179.87
01/30/03                               8093           714.00
01/30/03                               8094         4,221.01
01/30/03                               8095         3,974.16
01/30/03                               8096         1,073.81
01/30/03                               8097         1,278.00
01/30/03                               8098           303.95
01/30/03                               8099         1,643.14
01/30/03                               8100         1,500.00

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT (CONT.)
JANUARY 31, 2003                                            Case Number 00-43726


01/30/03                               8101         2,547.00
01/30/03                               8102         4,190.50
01/30/03                               8103         2,107.18
01/30/03                               8104           108.76
01/30/03                               8105            70.00
01/30/03                               8106           150.00
01/30/03                               8107           403.36
01/30/03                               8108        24,867.40
01/30/03                               8109         1,484.00
01/30/03                               8110            50.00
01/30/03                               8111            50.00
01/30/03                               8112            50.00
01/30/03                               8113            50.00
01/31/03                               8115        10,000.00
01/31/03                               8116           250.00
01/31/03                               8117           250.00
01/31/03                               8118           250.00
01/31/03                               8119           250.00
01/31/03                               8120           250.00
01/31/03                               8121           250.00
01/31/03                               8122           250.00
01/31/03                               8123         8,000.00
01/31/03                               8124         7,500.00
01/31/03                               8125        10,000.00
01/31/03                               8126           250.00
01/31/03                               8127           250.00
01/31/03                               8128           250.00
01/31/03                               8129           250.00
01/31/03                               8130           250.00
01/31/03                               8131           250.00
01/31/03                               8132           250.00
01/31/03                               8133           250.00
                                                                    127,653.28
                                                                 -------------

Balance per Books @ 12/31/02                                      $   5,059.95
                                                                 =============

National City Disbursements Corp                                  (127,653.28)
National City Disbursements Subs                                   132,713.23
                                                                 -------------
                                                                  $  5,059.95
                                                                 =============

NOTE: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                                                                         FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                      For the month ended January 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:  GEORGE HOFMEISTER                Capacity:     _______         Principal
                                                      _______         Officer
                                                         X            Director
                                                      =======         Insider
                                                      _______

Detailed Description of Duties:      CHAIRMAN OF THE BOARD



Current Compensation Paid:                    Weekly      or        Monthly
                                               NONE                  NONE
                                            ---------            --------------

Current Benefits Received:                    Weekly      or       Monthly
                                               NONE                 NONE
                                            ---------            --------------
        Health Insurance                    _________               _________
        Life Insurance                      _________               _________
        Retirement                          _________               _________
        Company Vehicle                     _________               _________
        Entertainment                       _________
                                                                 --------------
        Travel                              _________
                                                                 --------------
        Other Benefits                      _________
                                                                 --------------

CURRENT TOTAL:
                                              Weekly      or        Monthly
                                               NONE                  NONE
                                            ---------            --------------

                                                                          FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                      For the month ended January 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:  JOSEPH DOMINIJANNI               Capacity:     _______         Principal
                                                         X            Officer
                                                      -------
                                                         X            Director
                                                      -------         Insider
                                                      _______

Detailed Description of Duties:      INTERIM PRESIDENT AND CEO TREASURER

Current Compensation Paid:                    Weekly        or        Monthly
                                             _________               25,000.00
                                                                   -------------

Current Benefits Received:                    Weekly        or        Monthly

        Health Insurance                     _________                      -
        Life & Disability Insurance          _________                405.78
                                                                   ---------
        Retirement                           _________                      -
        Company Vehicle                      _________                650.00
                                                                   ---------
        Entertainment                        _________
                                                                   -----------
        Travel, Food, Lodging                _________               1,507.61
                                                                   -----------
        Other Benefits                       _________                 135.53    Computer supplies,
                                                                   -----------   XO Host( e-mail)

CURRENT TOTAL:
                                              Weekly        or       Monthly

                                             _________               27,698.92
                                                                   ------------

                                                                         FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                      For the month ended January 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:   JONATHAN K. SCHOENIKE           Capacity:     _______         Principal
                                                         X            Officer
                                                      -------         Director
                                                      _______         Insider

Detailed Description of Duties:    GENERAL COUNSEL AND SECRETARY

Current Compensation Paid:                    Weekly       or        Monthly
                                             ________                13,333.34
                                                               ----------------

Current Benefits Received:                    Weekly       or      Monthly

        Health Insurance                     _________                       -
        Life & Disability Insurance          _________                  143.78
                                                               ----------------
        Retirement                           _________                       -
        Company Vehicle                      _________                  450.00
                                                               ----------------
        Entertainment                        _________
        Travel                               _________                   22.15
                                                               ----------------
        Other Benefits                       _________                   582.21  Cell phone;
                                                               ----------------  Law Library Dues;
                                                                                 2003 OSBA seminar
CURRENT TOTAL:
                                              Weekly       or      Monthly

                                             _________               14,531.48
                                                                 --------------

                                                                         FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                      For the month ended January 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:   DOUGLAS J. THOMAS               Capacity:     _______         Principal
                                                         X            Officer
                                                      -------         Director
                                                      _______         Insider

Detailed Description of Duties:    CHIEF FINANCIAL OFFICER



Current Compensation Paid:                     Weekly      or      Monthly

                                             _________               14,166.00
                                                                 --------------

Current Benefits Received:                     Weekly      or       Monthly

        Health Insurance                     _________             _________
        Life Insurance                       _________             _________
        Retirement                           _________             _________
        Company Vehicle                      _________             _________
        Entertainment                        _________
                                                                 --------------
        Travel, Food, Lodging                _________                1,704.25
                                                                 --------------
        Other Benefits                       _________
                                                                 --------------

CURRENT TOTAL:
                                              Weekly       or      Monthly

                                             _________               15,870.25
                                                                 --------------

                                                                         FORM 6
                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                      For the month ended January 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:  DAVID J. WOLFE, JR.              Capacity:   _______           Principal
                                                       X              Officer
                                                    -------           Director
                                                    _______           Insider

Detailed Description of Duties:   ASSISTANT GENERAL COUNSEL AND ASSISTANT SECRETARY



Current Compensation Paid:                    Weekly       or      Monthly
                                            _________                 7,148.34
                                                                 --------------

Current Benefits Received:                    Weekly       or      Monthly

        Health Insurance                    _________                        -
        Life & Disability Insurance         _________                   108.41
                                                                 --------------
        Retirement                          _________                        -
        Company Vehicle                     _________                   300.00
                                                                 --------------
        Entertainment                       _________
        Travel                              _________
        Other Benefits                      _________                    211.37  cell phone;
                                                                 --------------  Bar Assoc. dues

CURRENT TOTAL:
                                              Weekly       or      Monthly

                                            _________                 7,768.12
                                                                 --------------